INCOME TAXES	12 Months Ended
Dec. 31, 2012
INCOME TAXES [Abstract]
INCOME TAXES
NOTE 18:-        INCOME TAXES

a.	Israeli taxation:

1.	Corporate tax rate: Israeli corporate tax rate in 2010, 2011 and 2012 was 25%, 24% and 25%, respectively.

2.
Measurement of taxable income:

On February 26, 2008, the Israeli Parliament enacted the Income Tax Law (Inflationary Adjustments) (Amendment 20) (Restriction of Effective Period), 2008 (Inflationary Adjustments Amendment). In accordance with the Inflationary Adjustments Amendment, the effective period of the Inflationary Adjustments Law will cease at the end of the 2007 tax year, and as of the 2008 tax year, the provisions of the Law shall no longer apply, other than the transitional provisions intended at preventing distortions in the tax calculations. In accordance with the Inflationary Adjustments Amendment, commencing with the 2008 tax year, income for tax purposes will no longer be adjusted to a real (net of inflation) measurement basis.  Furthermore, the depreciation of inflation immune assets and carried forward tax losses will no longer be linked to the Israeli Consumer Price Index.

In accordance with ASC 740, the Company has not provided deferred income taxes on the above difference between the reporting currency and the tax basis of assets and liabilities.

3.
Tax benefits under Israel's Law for the Encouragement of Industry (Taxes), 1969:

The Company is an "Industrial Company", as defined by the Law for the Encouragement of Industry (Taxes), 1969, and as such, the Company is entitled to certain tax benefits, mainly amortization of costs relating to know-how and patents over eight years, accelerated depreciation and the right to deduct public issuance expenses for tax purposes.

4.
Tax benefits under the Law for the Encouragement of Capital Investments, 1959 (Law):

The Law empowers the Israeli Investment Center to grant Approved Enterprise status to capital investments in production facilities that meet certain relevant criteria (Approved Enterprise) specified by the Law and the regulations published thereunder. The tax benefits derived from any Approved Enterprise relate only to taxable income attributable to the specific program of investment to which the status was granted.

On April 1, 2005, an amendment to the Law came into effect (Amendment) and has significantly changed the provisions of the Law. The Amendment limits the scope of enterprises which may be approved by the Investment Center by setting criteria for the approval of a facility as a Privileged Enterprise, such as provisions generally requiring that at least 25% of the Privileged Enterprise's income will be derived from export.

Additionally, the Amendment enacted major changes in the manner in which tax benefits are awarded under the Law so that companies no longer require Investment Center approval in order to qualify for tax benefits.

In addition, the Law provides that terms and benefits included in any letter of approval already granted will remain subject to the provisions of the Law as they were on the date of such approval. Therefore, the Company's existing Approved Enterprise will generally not be subject to the provisions of the Amendment. Following the Amendment to the Law, it was clarified that tax-exempt income generated under the provisions of the Law, pursuant to the Amendment, as part of a new Privileged Enterprise, will subject the Company to taxes upon distribution or liquidation.

The Company has been granted the status of "Approved Enterprise", under the Law, for an eligible investment program in 2002 (i.e., Erection Program), and the status of "Privileged Enterprise" according to the Amendment to the Law, for eligible investments in 2005, 2007 and 2009 (Programs).

In accordance with the Law the Company has chosen to enjoy an "alternative benefits track" status. Accordingly, Syneron Medical Ltd.'s income attributed to the Programs is exempt from taxes on income derived therefrom for a period of 10 years starting in the year in which the Company first generates taxable income.

As an "Approved Enterprise" and a "Privileged Enterprise" of the Company in Israel, we are partly exempt from taxes on income derived from our "Approved Enterprise" and "Privileged Enterprise," and we are obligated to pay taxes on income from other sources, which are not integral to our "Approved Enterprise" and "Privileged Enterprise".

In addition, it should be noted that some Israeli subsidiaries have a "Privileged Enterprise" status and are exempt from taxes on income derived from our "Privileged Enterprise". The tax consequences of such status are not significant to the Company.

Out of the Company's retained earnings as of December 31, 2012, approximately $151,336 is tax-exempt earnings attributable to its Approved Enterprise programs and $70,516 is tax-exempt earnings attributable to its Privileged Enterprise program. The tax-exempt income attributable to the Approved and Privileged Enterprise cannot be distributed to shareholders without subjecting the Company to taxes. If dividends are distributed out of tax-exempt profits, the Company will then become liable for tax at the rate applicable to its profits from the approved enterprise in the year in which the income was earned, as if it was not under the "alternative benefits track" (tax at the rate of 10%-25%). Under the Law, tax-exempt income generated under the Approved or Privileged Enterprise status will be taxed upon dividend distribution or complete liquidation, whereas in accordance with the Law, tax exempt income generated under the Approved Enterprise status will be taxed upon dividend distribution.

As of December 31, 2012, if the income attributed to the Approved Enterprise is distributed as a dividend, the Company will incur a tax liability of approximately up to $23,247 (tax at the rate of 10%-25%). If income attributed to the Privileged Enterprise is distributed as a dividend, including upon liquidation, the Company will incur a tax liability in the amount of approximately up to $7,052 (tax at the rate of 10%-25%). These amounts will be recorded as an income tax expense in the period in which the Company declares the dividend.

The Company's board of directors has determined that it will not distribute any amounts of its undistributed tax-exempt income as a dividend. The Company intends to reinvest the amount of its tax-exempt income. Accordingly, no deferred income taxes have been provided on income attributable to the Company's Approved and Privileged Enterprise programs as the undistributed tax-exempt income is essentially permanent in duration.

The entitlement to the above benefits is conditional upon the Company's fulfilling the conditions stipulated by the Law, regulations published thereunder and the certificates of approval for the specific investments in Approved Enterprises.

Should the Company fail to meet such requirements in the future, income attributable to its Programs could be subject to the statutory Israeli corporate tax rate and the Company could be required to refund a portion of the tax benefits already received, with respect to such program. The Company's management believes that the Company is meeting the aforementioned conditions.

Income from sources other than the "Approved Enterprise" and/or "Privileged Enterprise" is subject to tax at regular Israeli corporate tax rate of 25%.

On January 2, 2011, new legislation amending the Law was adopted (Amendment No. 68). Under the Amendment No. 68, a uniform corporate tax rate will apply to all qualifying income of certain Industrial Companies, as opposed to the current Law's incentives, which are limited to income from Approved or privileged Enterprises during their benefits period. Under Amendment No. 68, the uniform tax rate will be 10% in areas in Israel designated as Development Zone A and 15% elsewhere in Israel during 2011-2012, 7% and 12.5%, respectively, in 2013-2014, and 6% and 12%, respectively thereafter. The profits of these Industrial Companies will be freely distributable as dividends, subject to a 15% withholding tax (or lower, under an applicable tax treaty).

Under the transition provisions of Amendment No. 68, the Company may elect to irrevocably implement the new legislation while waiving benefits provided under  the Approved Enterprise and/or the Privileged Enterprise, or to remain subject to the to the legislation prior to Amendment No. 68. Changing from the current Law to the new Law is permitted at any time. The Company does not expect the new Law to have a material effect on the tax payable on its Israeli operations in the foreseeable future.

On November 5, 2012 the Knesset passed Amendment No. 69 and Temporary Order to the Law for the Encouragement of Capital Investments - 1959 (Temporary Order), which offers a reduced tax rate arrangement to companies that received an exemption from corporate tax under the aforesaid law. The Temporary Order provides that companies that choose to apply the Temporary Order (effective for one year), will be entitled to a reduced tax rate on the "release" of exempt profits (Beneficiary Corporate Tax Rate). The release of exempt profits will make it possible to distribute them without additional tax at the company level and will also make it possible to use the profits without the restrictions that applied to the use of the exempt profits.

The Beneficiary Corporate Tax Rate will be determined according to the rate of exempt profits the company chooses to release from its entire exempt profits, and will be between 40% and 70% of the corporate tax rate that would have applied to the revenue in the year it was produced if it had not been exempt, but in any event no less than 6%. Furthermore, a company that chooses to pay a beneficiary corporate tax rate will have to invest in an industrial enterprise up to 50% of the tax saving it obtained, within a period of five years beginning from the year of notice. Failure to comply with this condition will require the company to pay additional corporate tax.

The Company is still examining whether to apply the Temporary Order and as at the date of approval of the financial statements it has not yet decided on the matter.

b.	Non-Israeli subsidiaries:

Non-Israeli subsidiaries are taxed based on tax laws in their respective jurisdictions. The Corporate income tax rate of significant jurisdictions are as follows:

Tax Rate
Australia	30%
Canada (*)	15%
Germany	28%
Hong Kong	16.5%
Japan	39.6%
Spain	30%
United States (*)	35%

(*) Federal

c.	Deferred taxes:

Significant components of the Company's deferred tax assets and liabilities are as follows:

	December 31,
	2012	2011

Net operating loss carryforward of subsidiaries	$50,525	$43,158
Tax credits	3,080	2,565
Share-based compensation costs	2,487	2,445
Company's capital losses carryforward (1)	15,630	11,283
Bad debt reserve	831	790
Deferred revenues	1,907	2,130
Accrued warranty reserve	103	893
Accrued Severance	-	545
Intangible Assets - Patents	1,200	1,372
Other temporary differences	3,010	2,653

Total deferred tax asset before valuation allowance	78,773	67,834
Valuation allowance	(52,530)	(50,630)

Total deferred tax asset	26,243	17,204

Intangible assets acquired	(7,682)	(10,707)

Total deferred tax liability	(7,682)	(10,707)

Net deferred tax asset (2)	$18,561	$6,497

(1)	The Company has capital loss carryforwards resulting mainly from the difference between the reporting currency and the tax basis of the investments in Marketable securities.

(2)	Net deferred tax asset (liability) is recorded in the following balance sheet line items:

	December 31,
	2012	2011

Other receivables	$3,266	$1,619

Deferred tax assets	18,390	10,060
Deferred tax liability	(3,095)	(5,182)

Net deferred tax asset	$18,561	$6,497

At December 31, 2012, the Company's U.S. subsidiaries had cumulative net operating losses (NOL) for US federal and state income tax return purposes of $88,498 and $63,985, respectively. The federal NOL carryforwards expire between 2025 and 2031. The state NOL carryforwards begin to expire in 2015. The federal and state NOL carryforwards for tax return purposes are $4,696 greater than their NOL for financial reporting purposes due to unrecognized tax benefits and excess tax benefits. Excess tax benefits related to option exercises cannot be recognized until realized through a reduction of current taxes payable.

Such losses are subject to limitations of Internal Revenue Code, Section 382, which in general provides that utilization of NOL's is subject to an annual limitation if an ownership change results from transactions increasing the ownership of certain shareholders or public groups in the stock of a corporation by more than 50 percentage points over a three-year period.  The annual limitations may result in the expiration of losses before utilization.

The Company has available  Israeli carryforward capital tax loss of $42,396 and $42,914 in 2012 and 2011, respectively. The Company's Israeli subsidiaries have an available carryforward net operating tax loss of $71,650 and $19,077 in 2012 and 2011, respectively to offset against future tax profits for an indefinite period.

Changes in tax laws and rates may affect recorded deferred tax assets and liabilities and the Company's effective tax rate in the future. The American Taxpayer Relief Act of 2012 (Act) was signed into law on January 2, 2013. Because a change in tax law is accounted for in the period of enactment, certain provisions of the Act benefiting the Company's 2012 U.S. federal taxes, including the research and experimentation credit, cannot be recognized in the Company's 2012 financial results and instead will be reflected in the Company's 2013 financial results. The Company will account for the R&D credit for 2012 as a discrete item in the 2013 first quarter tax provision.

At December 31, 2012, the Company's U.S. subsidiaries had available federal research and development (R&D) tax credit carryforwards of approximately $1,604 expiring between 2026 and 2031, capital loss carryforwards of $13,444 expiring between 2013 and 2017, and minimum tax credits of approximately $623 with an unlimited carryforward period. The Company also had available state R&D tax credits of approximately $850. Federal and state R&D credit carryforwards for tax return purposes are $586 greater than their federal and state R&D credit carryforwards for financial reporting purposes due to unrecognized tax benefits.

ASC 740 requires that deferred tax assets be reduced by a valuation allowance if it is more likely than not that some portion or all of the deferred tax assets will not be realized. The Company evaluated the net deferred tax assets for each separate tax entity.  For certain entities, the Company concluded that it is not more likely than not that the net deferred tax assets will be realized and a valuation allowance has been recorded against these assets. Based on a consideration of these factors, the Company has established a valuation allowance of $52,530 and $50,630 at December 31, 2012 and 2011, respectively. The Company's U.S. subsidiary recorded a valuation allowance release of $15,027 on the basis of management's reassessment of the amount of its deferred tax assets that are more likely than not to be realized.  The Company's estimate of future book-taxable income considers all available evidence, both positive and negative, about its operating businesses and investments, included an aggregation of individual projections for each significant operating business and investment, estimated apportionment factors for state and local taxing jurisdictions and included all future years that the Company estimated it would have available net operating loss carryforwards ("NOLs").

For other entities, the Company has determined that the positive evidence outweighs the negative evidence for other deferred tax assets and concluded that these deferred tax assets are realizable on a "more likely than not" basis. This determination was based on many factors, including the following:  (i) the net temporary differences resulting in the deferred tax assets and in the deferred tax liabilities are expected to reverse in similar time periods; (ii) the history of utilizing tax benefits, (iii) certain significant costs that are not expected to occur in future periods, and (iv) expected future results of operations.

No amount for income tax has been provided on undistributed earnings of the Company's foreign subsidiaries because the Company considers the approximate $10,282 of accumulated foreign earnings to be indefinitely reinvested. The Company expects existing domestic cash and short-term investments and cash flows from operations to continue to be sufficient to fund the operating activities and cash commitments for investing and financing activities, and capital expenditures, for at least the next 12 months and thereafter for the foreseeable future. Determination of the amount of income tax liability that would be incurred is not practicable.

d.        Tax contingencies for unrecognized tax benefits:

The changes to unrecognized tax benefits from January 1, 2011 through December 31, 2012, were as follows:

Gross tax liabilities at January 1, 2011	$7,846

Additions based on tax positions related to the current year	1,171
Additions for tax positions of prior years	497
Reductions due to settlements with tax authorities	(627)
Reductions for positions of prior years	(25)

Gross tax liabilities at December 31, 2011	8,862

Additions based on tax positions related to the current year	6,917

Reductions for positions of prior years	(960)

Gross tax liabilities at December 31, 2012	$14,819

Included in the balance of tax contingencies for uncertain tax positions at December 31, 2012 was approximately $14,819 of unrecognized tax benefits that, if recognized, would affect the annual effective income tax rate. The unrecognized tax benefits and interest are recorded in net deferred taxes assets and long-term obligations on the balance sheet.

The liability for unrecognized tax benefits as of December 31, 2012 and 2011 included accrued interest of $158 and $200, respectively.

The Company operates in multiple jurisdictions throughout the world, and its tax returns are periodically audited or subject to review by both domestic and foreign authorities. The associated tax filings remain subject to examination by applicable tax authorities for a certain length of time following the tax year to which those filings relate. The following describes the open tax years, by major tax jurisdiction, as of December 31, 2012:

Israel	-	2007 - present
United States	-	2009 - present
Australia	-	2008 - present
Germany	-	2008 - present
Canada	-	2008 - present
Japan	-	2009 - present
Spain	-	2008 - present

e.	Loss before taxes on income:

	Year ended December 31,
	2012	2011	2010

Domestic	$(21,890)	$(24,353)	$(23,116)
Foreign	15,047	(23,453)	(9,329)

	$(6,843)	$(47,806)	$(32,445)

f.	Taxes on income:

	Year ended December 31,
	2012	2011	2010
Current taxes:
Domestic	$6,782	$592	$(2,414)
Foreign	780	3,531	643

	7,562	4,123	(1,771)
Deferred taxes:
Domestic	(207)	(153)	(198)
Foreign	(11,857)	(26)	(3,141)

	(12,064)	(179)	(3,339)

Taxes on income (tax benefit)	$(4,502)	$3,944	$(5,110)

g.	The reconciliation from the federal statutory tax rate to the effective tax rate is as follows:

	Year ended December 31,
	2012	2011	2010

Loss before taxes on income	$(6,843)	$(47,806)	$(32,445)

Statutory tax rate	25%	24%	25%

Theoretical tax expenses (benefits) on the above amount at the Israeli statutory tax rate	$(1,711)	$(11,473)	$(8,111)
Increase in taxes resulting from "Approved/Privileged Enterprise" benefits	-	3,625	4,987
Difference in basis of measurement for tax purpose	2,984	(947)	452
Change in valuation allowance, net	(12,176)	19,151	(208)
Non-deductible stock-based compensation	122	511	471
Non-deductible expenses	257	(1,759)	1,256
State deferred taxes	(400)	(492)	(129)
Bargain purchase price	-	-	(3,101)
Increase in taxes resulting from tax settlement with tax authorities	-	697	-
Difference in tax rates	4,118	(3,161)	(933)
Tax contingencies	5,929	554	-
Return to provision	(3,449)	(2,915)	-
Pre-paid taxes	-	1,001	-

Others	(176)	(848)	206

Actual tax expense (benefit)	$(4,502)	$3,944	$(5,110)